UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2026

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2026, LSI Industries Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the offering, issuance and sale of 4,600,000 shares of the Company’s common stock, no par value (the “Shares”). The offering price of the Shares to the public in the offering is $19.75 per share. The closing of the offering is expected to take place on March 2, 2026, subject to the satisfaction of customary closing conditions. All of the Shares are being sold by the Company. In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 690,000 Shares of common stock on the same terms and conditions. On February 27, 2026, the Underwriters exercised the option to purchase such additional Shares in full.

The net proceeds to the Company from this offering are expected to be approximately $98.1 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company currently intends to use the net proceeds of this offering to implement its growth and acquisition strategy, including (i) payment of a portion of the purchase price for its proposed acquisition (the “Merger”) of SRR Holdings, Inc. (“Royston”) pursuant to the Merger Agreement entered into February 20, 2026 (the “Royston Acquisition”); (ii) repayment of borrowings under a credit facility (the “Credit Facility”) with PNC Capital Markets LLC and PNC Bank, National Association (together, “PNC”), which will be amended to increase the amount available under the Credit Facility to $425 million pursuant to that certain Senior Secured Credit Facility Commitment Letter, dated January 21, 2026 between PNC and the Company to be used to fund the purchase price of the Royston Acquisition which is expected to close in the third quarter of fiscal year 2026; and/or (iii) for general working capital and corporate purposes.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-290202) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission (“SEC”) on September 12, 2025 and became effective on September 22, 2025. The Company filed a related prospectus supplement dated February 26, 2026, relating to the issuance and sale of the Shares with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Keating Muething & Klekamp PLL, relating to the legality of the issuance and sale of the Shares in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Cautionary Language Concerning Forward-Looking Statements

This report contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties.  The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements.  Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “may,” “will,” “should” or the negative versions of those words and similar expressions, and by the context in which they are used.  Examples of forward-looking statements include, among others, statements regarding the proposed Merger, including the timing of the proposed Merger, the source of the funds to be used as consideration for the proposed Merger, the closing of the offering, anticipated amount of net proceeds from the offering, and the intended use of such proceeds. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control.  These risks and uncertainties include, but are not limited to, risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Royston operate; uncertainties regarding the ability of the Company and Royston to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues.  In addition to the factors described in this paragraph, the risk factors identified in the Company’s Annual Report on Form 10-K and other filings the Company may make with the SEC constitute risks and uncertainties that may affect the financial performance of the Company and are incorporated herein by reference.  The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

Item 8.01. Other Events

On February 25, 2026, the Company issued a press release announcing the proposed public offering, a copy of which is attached as Exhibit 99.1 hereto.

Also on February 26, 2026, the Company issued a press release announcing the pricing of the offering, a copy of which is furnished as Exhibit 99.2 hereto.

Item9.01 Financial Statements and Exhibits.

(d)	Exhibits

ExhibitNo.	Description

1.1	Underwriting Agreement between LSI Industries Inc. and Oppenheimer & Co., Inc. dated February 26, 2026
5.1	Opinion of Keating Muething & Klekamp PLL
23.1	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5.1)
99.1	Press Release dated February 25, 2026
99.2	Press Release dated February 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

BY:/s/ James E. Galeese
James E. Galeese
Executive Vice President, Chief Financial Officer

Dated: March 2, 2026